OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of Other Current Assets
As of December 31, 2021 and 2020, other current assets within the Consolidated Balance Sheets is comprised of:

(in thousands of $)	2021	2020
Trade accounts receivable, net	5,270	4,050
Accrued income	7,005	6,024
Prepaid expenses	2,487	11,344
Other receivables	2,278	3,643
Total other current assets	17,040	25,061